UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – March 25, 2011 (March 22, 2011)

CODORUS VALLEY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-15536	23-2428543
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Number)

105 Leader Heights Road P.O. Box 2887 York, Pennsylvania		17405-2887
(Address of principal executive offices)		(Zip code)

717-747-1519

(Registrant’s telephone number including area code)

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CODORUS VALLEY BANCORP, INC.

FORM 8-K

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

	(e)	On March 22, 2011, the Compensation Committee of Codorus Valley Bancorp, Inc. authorized discretionary cash bonuses to certain members of the Company’s and PeoplesBank, a Codorus Valley Company’s (its principal subsidiary) leadership team. The cash bonuses were awarded as a result of the performance of the Company and individual during the calendar year ended December 31, 2010. The amounts awarded to the Company’s Chief Financial Officer and other Named Executive Officers are set forth below:

Jann A. Weaver, Chief Financial Officer - $12,400

Harry R. Swift, Secretary and General Counsel - $23,800

Diane E. Hill, Vice President - $8,428

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Codorus Valley Bancorp, Inc. (Registrant)

Date: March 25, 2011	/s/ Larry J. Miller
Larry J. Miller President and Chief Executive Officer (Principal Executive Officer)

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